[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON MONEY
MARKET TRUST

Investment Objective: Current Income

Lexington Funds
Providing Global SolutionSM	[LOGO] LEXINGTONSM

Dear Shareholders:

            Money fund yields trended higher during 1999 and we believe further increases are in store. The Federal Reserve began tightening monetary policy on June 29th when it raised the Federal Funds rate from 4.75% to 5.0%. There have been two additional one-quarter of percentage point hikes since then and the overnight cost of money now stands at 5.5%. Accordingly, money market yields rose steadily during the second half of 1999. For the full year, the Lexington Money Market Trust returned 4.34%*. This compares with 4.49% for the typical money market fund monitored by Lipper, Inc.

            We look for two additional 25 basis point rate hikes by May. This would bring the targeted short-term interest rate to 6%. Strong current economic growth, a tight labor market, and rising energy costs will encourage the Federal Reserve to move quickly to ward off incipient inflation risks. The recent re-appointment of Federal Reserve Chairman Greenspan to another four year term gives the central bank a freer hand to tighten monetary policy despite election year politics.

            The economic models used by the Federal Reserve flag increased inflation risk when real GDP growth exceeds 3%. The economy likely expanded at better than a 5% annual rate during the second half of 1999. With consumer confidence at a record high, there is little reason to anticipate a decline in growth much below 4% during the first half of this year.

            We lengthened the average maturity of the Lexington Money Market Trust during the second half of 1999 to take advantage of the high yields offered in anticipation of Y2K and possible liquidity problems. The portfolio’s maturity was 12 days on June 30th but by early November it had reached 56 days. This was cut back to 46 days by year-end and now stands at 31 days. This is well below the average for all money funds and will allow us to more quickly reinvest our portfolio once the Federal Reserve raises interest rates. Quicker portfolio turnover in a rising interest rate environment will improve our relative return.

            The investment environment that we anticipate should result in returns from the Lexington Money Market Trust of about 5% annualized during the first six months of 2000. Prospects for the second half of the year are much cloudier. If the economy fails to slow, higher short-term interest rates are probable and short-term interest rates above 6% are currently not reflected in bond prices or stock valuations. So, financial market setbacks could occur. We would view any significant bond and stock market decline as a signal to extend the money fund’s average maturity because the Federal Reserve has a history of adding significant liquidity and lowering money rates when the financial markets begin to tremble.

            We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ DENIS P. JAMISON Denis P. Jamison Portfolio Manager February, 2000	/s/ ROSEANN G. MCCARTHY Roseann G. McCarthy Portfolio Manager February, 2000	/s/ ROBERT M. DEMICHELE Robert M. DeMichele President February, 2000

*The average yield for the seven-day period ended December 31, 1999 was 4.96%. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.
Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Principal Amount	Security	Maturity Date	Yield to Maturity on Date of Purchase	Value (Note 1)

	COMMERCIAL PAPER: 89.8%
$2,500,000	Alfa Corporation	01/24/00	6.22%	$2,490,369
2,000,000	Allegheny Energy, Inc.	03/17/00	6.15	1,975,089
1,496,000	Allmerica Financial Corporation	01/25/00	6.14	1,490,016
2,000,000	Allmerica Financial Corporation	02/03/00	6.13	1,989,037
1,200,000	American Express Credit Corporation	02/18/00	6.13	1,190,528
1,250,000	American General Finance Company	01/18/00	6.06	1,246,535
1,650,000	American General Finance Company	02/25/00	6.00	1,635,430
2,000,000	American Honda Motor Corporation	02/18/00	6.13	1,984,187
3,000,000	AON Corporation	02/28/00	6.20	2,971,145
1,100,000	Associates First Capital Corporation	02/22/00	5.97	1,090,864
2,000,000	Bemis Company, Inc.	01/25/00	5.95	1,992,360
2,000,000	Corporate One Credit Union	01/12/00	6.21	1,996,303
2,000,000	DaimlerChrysler N.A. Holdings	01/19/00	6.16	1,994,030
1,900,000	DaimlerChrysler N.A. Holdings	02/14/00	6.11	1,886,160
3,650,000	Eastern Corporate Federal Credit Union	01/11/00	6.22	3,643,866
1,000,000	Eastman Kodak Company	01/27/00	5.97	995,847
2,500,000	First Data Corporation	01/25/00	6.00	2,490,333
1,500,000	First Data Corporation	01/25/00	6.19	1,494,000
950,000	GTE Funding, Inc.	02/22/00	6.19	941,794
400,000	General Electric Capital Corporation	01/18/00	6.16	398,872
205,000	General Electric Capital Corporation	01/20/00	5.59	204,405
500,000	General Electric Capital Corporation	01/26/00	5.74	498,087
1,900,000	General Electric Capital Corporation	01/28/00	6.16	1,891,493
660,000	General Electric Capital Corporation	02/04/00	6.11	656,279
2,400,000	General Motors Acceptance Corporation	01/21/00	5.64	2,392,787
600,000	General Motors Acceptance Corporation	01/24/00	5.64	597,926
250,000	General Motors Acceptance Corporation	02/07/00	5.94	248,538
1,000,000	Goldman Sachs Group, LLP	01/28/00	5.92	995,740
2,800,000	Goldman Sachs Group, LLP	02/08/00	6.13	2,782,326
1,150,000	Grainger (W.W.), Inc.	01/04/00	6.36	1,149,400
1,100,000	Hartford Steam Boiler Inspection and Insurance Company	02/09/00	6.10	1,092,933
2,325,000	Hartford Steam Boiler Inspection and Insurance Company	02/16/00	6.10	2,307,383
1,950,000	Lubrizol Corporation	02/15/00	6.24	1,935,130
1,050,000	Merrill Lynch and Company, Inc.	01/31/00	6.09	1,044,794
1,000,000	Merrill Lynch and Company, Inc.	02/10/00	6.00	993,333
1,500,000	Merrill Lynch and Company, Inc.	02/11/00	6.09	1,489,853
2,000,000	Mid-States Corporate Federal Credit Union	01/27/00	6.24	1,991,189
3,000,000	New Jersey Natural Gas Company	01/18/00	6.06	2,991,599
3,000,000	Procter and Gamble Company	02/29/00	6.02	2,971,238

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Lexington Money Market Trust
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999 (continued)

Principal Amount	Security	Maturity Date	Yield to Maturity on Date of Purchase	Value (Note 1)

	COMMERCIAL PAPER (continued):
$2,400,000	Prudential Funding Corporation	01/10/00	5.74%	$2,396,688
700,000	Prudential Funding Corporation	02/02/00	6.03	696,372
3,000,000	SCI Systems, Inc.	03/22/00	6.07	2,960,175
2,000,000	Sonoco Products Company	03/10/00	5.99	1,978,035
3,000,000	Torchmark Corporation	02/18/00	6.39	2,975,000
3,500,000	USSA Capital Corporation	02/20/00	5.96	3,489,378
4,000,000	Union Electric Company	01/20/00	5.54	3,988,494
1,800,000	Washington Gas Light Company	01/13/00	6.16	1,796,400
3,500,000	Wisconsin Gas Company	01/14/00	6.18	3,492,417

	TOTAL COMMERCIAL PAPER (cost $87,904,157)			87,904,157

	OTHER U.S. GOVERNMENT OBLIGATION: 3.8%
3,830,000	Federal Home Loan Bank (cost $3,757,267)	05/01/00	5.84	3,757,267

	U.S. GOVERNMENT OBLIGATIONS: 6.0%
1,000,000	U.S. Treasury Bills	06/22/00	5.61	974,098
5,000,000	U.S. Treasury Bills	06/22/00	5.73	4,868,088

	TOTAL U.S. GOVERNMENT OBLIGATIONS (cost $5,842,186)			5,842,186

	TOTAL INVESTMENTS: 99.6% (cost $97,503,610†) (Note 1)			97,503,610
	Other assets in excess of liabilities: 0.4%			346,053

	TOTAL NET ASSETS: 100.0%
	(equivalent to $1.00 per share on 97,849,663 shares outstanding)			$97,849,663

	† Aggregate cost for Federal income tax purposes is identical.

The Notes to Financial Statements are an integral part of this statement.

3

Lexington Money Market Trust
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $97,503,610) (Note 1)	$97,503,610

Cash (Note 4)	256,981

Receivable for shares sold	364,802

Other receivables	64

Total Assets	98,125,457

Liabilities

Due to Lexington Management Corporation (Note 2)	53,732

Payable for shares redeemed	146,118

Accrued expenses	75,944

Total Liabilities	275,794

Net Assets (equivalent to $1.00 per share on 97,849,663 shares outstanding) (Note 3)	$97,849,663

Net Assets consist of:

Shares of beneficial interest — $.10 par value per share	$ 9,784,966

Additional paid-in-capital	88,064,697

Total Net Assets	$97,849,663

Lexington Money Market Trust
Statement of Operations
Year ended December 31, 1999

Investment Income

Interest income		$4,447,238

Expenses

Investment advisory fee (Note 2)	$422,726

Custodian expenses	13,950

Transfer agent and shareholder servicing expenses (Note 2)	179,114

Printing and mailing expenses	53,213

Professional fees	26,674

Directors ’ fees and expenses	13,308

Accounting expenses (Note 2)	66,849

Registration fees	19,547

Computer processing fees	16,527

Other expenses	43,009

Total expenses	854,917

Less: expenses recovered under contract with investment adviser (Note 2)	(9,546)	845,371

Net investment income		3,601,867

Increase in Net Assets Resulting from Operations		$3,601,867

The Notes to Financial Statements are an integral part of these statements.
4
Lexington Money Market Trust
Statements of Changes in Net Assets
Years ended December 31, 1999 and 1998

	1999	1998
Operations:
Net investment income	$ 3,601,867	$ 4,156,414

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(3,601,867)	(4,156,414)

Capital Share Transactions: (Note 3)
Proceeds from sale of shares	100,237,881	88,962,867
Reinvested dividends	3,418,339	3,802,714
Cost of shares redeemed	(93,294,926)	(100,426,397)

Net increase (decrease) in net assets from capital share transactions	10,361,294	(7,660,816)

Net increase (decrease) in net assets	10,361,294	(7,660,816)

Net Assets:
Beginning of period	87,488,369	95,149,185

End of period	$97,849,663	$87,488,369

The Notes to Financial Statements are an integral part of these statements.
5
Lexington Money Market Trust
Notes to Financial Statements
December 31, 1999 and 1998

1.  Significant Accounting Policies

Lexington Money Market Trust (the “Trust”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust’s investment objective is to seek a high level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

        Investments     Securities transactions are accounted for on a trade date basis. Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument. Interest income is accrued as earned.

        Federal Income Taxes     It is the Trust’s intention to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

        Dividends     Dividends are declared daily from the total of net investment income and net realized gain (loss) on investments.

        Use of Estimates     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   Investment Advisory Fee and Other Transactions with Affiliate

The Trust pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 0.50% of the Trust’s average daily net assets up to $500 million and 0.45% of its average daily net assets in excess of $500 million. LMC is required to reimburse the Trust for any expenses, including the investment adviser’s fee but excluding interest and taxes, in excess of 1.0% of the Trust’s average daily net assets. Reimbursement for the year ended December 31, 1999 amounted to $9,546 and is set forth in the statement of operations.

The Trust also reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $142,976 which are incurred by the Trust, but paid by LMC.

3.   Shares of Beneficial Interest

Transactions (at $1.00 per share) in shares were as follows:

	Year ended
	December 31, 1999	December 31, 1998
Shares sold	100,237,881	88,962,867
Shares issued to shareholders on reinvestment of dividends	3,418,339	3,802,714

	103,656,220	92,765,581
Shares redeemed	(93,294,926)	(100,426,397)

Net increase (decrease)	10,361,294	(7,660,816)

Lexington Money Market Trust
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

4.  Cash

In order to facilitate the clearing process for redemptions by check, the Trust maintains a compensating balance with its transfer agent. At December 31, 1999, this compensating balance amounted to $69,500 and is included in cash in the statement of assets and liabilities.

5.   Tax Information (unaudited)

For the year ended December 31, 1999, the percentage of ordinary income dividends paid by the Trust derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	0.20%
Federal Home Loan Bank	0.06

Lexington Money Market Trust
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31,
	1999	1998	1997	1996	1995
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0425	0.0455	0.0458	0.0441	0.0495
Less distributions:
Dividends from net investment income	(0.0425)	(0.0455)	(0.0458)	(0.0441)	(0.0495)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total return	4.34%	4.64%	4.68%	4.50%	5.06%
Ratio to average net assets:
Expenses, before reimbursement	1.01%	1.05%	1.04%	1.04%	1.08%
Expenses, net of reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income, before reimbursement	4.25%	4.51%	4.55%	4.37%	4.87%
Net investment income	4.26%	4.56%	4.58%	4.41%	4.95%
Net assets, end of period (000 ’s omitted)	$97,85	$87,488	$95,149	$97,526	$88,786

Independent Auditors’ Report

The Board of Trustees and Shareholders
Lexington Money Market Trust:

           We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Money Market Trust as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Money Market Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
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LEXINGTON MONEY MARKET TRUST

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

www.lexingtonfunds.com

All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX277-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp